UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2015

KITARA MEDIA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

525 Washington Blvd, Suite 2620, Jersey City, New Jersey 07310

(Address of Principal Executive Offices) (Zip Code)

(201) 539-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 26, 2015, Kitara Media Corp. (“Kitara”) completed its special meeting of Kitara stockholders (the “Special Meeting”), which was originally convened on December 29, 2014 and was adjourned to January 26, 2015. The Special Meeting was held in connection with Kitara’s previously announced business combination with Future Ads LLC (“Future Ads”). The proposals considered by Kitara’s stockholders at the Special Meeting on January 26, 2015, each of which was approved by the stockholders, are set forth below. A final tabulation of votes cast for and against each proposal, as well as the number of abstentions and broker non-votes, also is set forth below.

1.	A proposal to adopt the Agreement and Plan of Reorganization, dated as of October 10, 2014, by and among Kitara, Kitara Holdco Corp. (“New Holdco”) and Kitara Merger Sub, Inc., as it may be amended, and approve the merger contemplated thereby.
For	Against	Abstain	Broker Non-Vote
62,961,571	0	0	0

2.	Separate proposals to approve the following six material provisions in the New Holdco certificate of incorporation that will be in effect after the completion of the merger and that are not in, or that are different from comparable provisions in, the current Kitara amended and restated certificate of incorporation:
a.	New Holdco is authorized to issue 500,000,000 shares of common stock.
For	Against	Abstain	Broker Non-Vote
62,961,571	0	0	0

b.	Any director or the entire board of directors generally may be removed, with or without cause, by the affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon.
For	Against	Abstain	Broker Non-Vote
62,961,571	0	0	0

c.	The affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon, generally shall be required to amend any provision of the New Holdco certificate of incorporation.
For	Against	Abstain	Broker Non-Vote
62,961,571	0	0	0

d.	The affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon, generally shall be required for the stockholders of New Holdco to amend any provision of the bylaws of New Holdco.
For	Against	Abstain	Broker Non-Vote
62,961,571	0	0	0

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e.	New Holdco shall not be bound or governed by, or otherwise subject to, Section 203 of the Delaware General Corporation Law.
For	Against	Abstain	Broker Non-Vote
62,961,571	0	0	0

f.	Certain actions and proceedings with respect to New Holdco may be brought only in a court in the State of Delaware.
For	Against	Abstain	Broker Non-Vote
62,961,571	0	0	0

3.	A proposal to approve the New Holdco 2014 Long-Term Incentive Plan, which is an incentive equity compensation plan for directors, officers, employees, consultants and other service providers of New Holdco and its subsidiaries.
For	Against	Abstain	Broker Non-Vote
62,961,571	0	0	0

Item 8.01	Other Events.

On January 29, 2015, Kitara announced that it had consummated its previously announced business combination with Future Ads on January 28, 2015.

A copy of the press release announcing the consummation of the business combination is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(d)          Exhibits:

Exhibit	Description

99.1	Press release dated January 29, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2015	KITARA MEDIA CORP.

	By:	/s/ Robert Regular
Name: Robert Regular
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated January 29, 2015.

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